Exhibit 99.1

Forbes Announces $200 Million Strategic Investment from Binance

World Leading Cryptocurrency and Blockchain infrastructure provider to Invest in
Existing $400 Million PIPE at Established Deal Terms

Binance to Help Advise Forbes’ Digital Assets and Web3 Strategy

NEW YORK – February 10, 2022 – Forbes, the iconic business information brand that convenes and curates the most influential leaders driving change, and Magnum Opus Acquisition Limited (NYSE: OPA) (“Magnum Opus”), a publicly traded special purpose acquisition company, today announced a $200 million strategic investment from Binance, one of the world’s largest cryptocurrency and blockchain infrastructure providers.

Forbes and Magnum Opus earlier announced plans to pursue a business combination, expected to close Q1 of 2022, through which Forbes would become a publicly traded company on the New York Stock Exchange trading under the ticker symbol “FRBS.” Going public will enable Forbes to further capitalize on its successful digital transformation, using technology and data-driven insights to create more deeply engaged audiences, and associated high-quality and recurring revenue streams.

Binance’s strategic investment will be through Binance’s assumption of subscription agreements representing $200 million of commitments in the $400 million private investment in public equity (“PIPE”) that was previously announced along with Forbes’ intention to go public via a business combination with Magnum Opus. With Binance assuming existing PIPE commitments, the overall size of the PIPE will remain at $400 million, and Binance’s investment will be according to substantially the same terms as the existing PIPE investors.

The transactions with Magnum Opus and Binance are expected to help Forbes maximize its brand and enterprise values and use its proprietary technology stack and analytics to convert readers into long-term, engaged customers of the platform, including through memberships and recurring subscriptions to premium content and highly targeted product offerings.

“Forbes is committed to demystifying the complexities and providing helpful information about blockchain technologies and all emerging digital assets,” said Mike Federle, CEO, Forbes. “With Binance’s investment in Forbes, we now have the experience, network and resources of the world’s leading crypto exchange and one of the world’s most successful blockchain innovators. Forbes, already a resource for people interested in the emerging world of digital assets, can become a true leader in the field with their help.”

“As Web 3 and blockchain technologies move forward and the crypto market comes of age we know that media is an essential element to build widespread consumer understanding and education. We look forward to bolstering Forbes’ Digital initiatives, as they evolve into a next level investment insights platform,” said Changpeng ‘CZ’ Zhao, Founder and CEO, Binance.

As part of this transaction, Patrick Hillmann, Chief Communications Officer for Binance and Bill Chin, Head of Binance Labs, the Venture Capital Arm and Incubator of Binance, will join the Forbes Board of Directors upon the successful closing of the business combination transaction, expected this quarter.

To learn more about this transaction, visit Forbes Investor Relations.

About Forbes

Forbes champions success by celebrating those who have made it, and those who aspire to make it. Forbes convenes and curates the most influential leaders and entrepreneurs who are driving change, transforming business and making a significant impact on the world. The Forbes brand today reaches more than 150 million people worldwide through its trusted journalism, signature LIVE and Forbes Virtualevents, custom marketing programs and 46 licensed local editions in 77 countries. Forbes Media’s brand extensions include real estate, education and financial services license agreements.

Forbes recently announced plans to go public through a business combination with Magnum Opus (NYSE: OPA), a special purpose acquisition company (SPAC), which is expected to close in Q1 of 2022.

About Magnum Opus

Magnum Opus Acquisition Limited is a special purpose acquisition company sponsored by L2 Capital, a private investment firm. Magnum Opus is a partnership of enterprise builders and public and private market investment specialists with extensive experience operating and investing throughout the business life cycle from founding, scaling operations through public listing. Magnum Opus aims to partner with public ready enterprises at the forefront of convergence of consumption and technology. Magnum Opus’ mission is to support companies to realize their vision as they embark on their journey into the public markets and face new opportunities, challenges and stakeholders.

About Binance

Binance is a world leading blockchain and cryptocurrency infrastructure provider with a financial product suite that includes the largest digital asset exchange by volume. Trusted by millions worldwide, the Binance platform is dedicated to increasing the freedom of money for users and features an unmatched portfolio of crypto products and offerings, including trading and finance, education, data and research, social good, investment and incubation, decentralization and infrastructure solutions, and more. For more information, visit: https://www.binance.com

Advisors

Kirkland & Ellis is acting as legal advisor and Credit Suisse is acting as capital markets advisor to Magnum Opus. Cadwalader, Wickersham & Taft LLP is acting as legal advisor to Forbes. Latham & Watkins LLP is acting as legal advisor and The Raine Group LLC is acting as exclusive financial advisor to Binance. JonesTrading Institutional Services is acting as placement agent on the PIPE and King & Spalding LLP is acting as legal advisor to JonesTrading.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and section 21E of the Exchange Act of 1934, as amended that are based on beliefs and assumptions and on information currently available to Magnum Opus and Forbes. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed transaction, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Magnum Opus and Forbes believes that it has a reasonable basis for each forward-looking statement contained in this Current Report, each of Magnum Opus and Forbes cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there are risks and uncertainties relating to the proposed transaction, including those described in the preliminary proxy statement filed by Magnum Opus with the SEC and to be described in other documents that Magnum Opus or Forbes will file with the SEC from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements in this communication include statements regarding the proposed transaction, including the timing and structure of the transaction, the proceeds of the transaction and the benefits of the transaction. Neither Magnum Opus nor Forbes can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including the ability to complete the business combination due to the failure to obtain approval from Magnum Opus’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by Magnum Opus’s public shareholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those included under the heading “Risk Factors” in the proxy statement filed by Magnum Opus with the SEC and those included under the heading “Risk Factors” in Magnum Opus’s final prospectus relating to its initial public offering dated March 23, 2021 and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Magnum Opus, Forbes, their respective directors, officers or employees or any other person that Magnum Opus and Forbes will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of Magnum Opus and Forbes as of the date of this Current Report. Subsequent events and developments may cause those views to change. However, while Magnum Opus and Forbes may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Magnum Opus or Forbes as of any date subsequent to the date of this Current Report.

Important Information and Where to Find It

In connection with the proposed transaction, Magnum Opus has filed a preliminary proxy statement and plans to file a definitive proxy statement with respect to the shareholders meeting of Magnum Opus to vote on the proposed transaction. Shareholders of Magnum Opus and other interested persons are encouraged to read the preliminary proxy statement, any amendments thereto and the definitive proxy statement as well as other documents to be filed with the SEC because these documents contain, or will contain, important information about Magnum Opus, Forbes and the proposed transaction. The definitive proxy statement will be mailed to shareholders of Magnum Opus as of a record date to be established for voting on the proposed transaction. Once available, shareholders of Magnum Opus will also be able to obtain a copy of the proxy statements and other documents filed with the SEC without charge, by directing a request to: Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong. The preliminary and definitive proxy statements can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Magnum Opus and Forbes and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Magnum Opus and their ownership is set forth in Magnum Opus’s filings with the SEC, including its final prospectus relating to its initial public offering dated March 23, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Magnum Opus’s shareholders in connection with the potential transaction is set forth in the preliminary proxy statement and will be set forth in the definitive proxy statement when it is filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Magnum Opus or Forbes, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Press Contacts

For Forbes: Bill Hankes, Forbes - bhankes@forbes.com

For Magnum Opus: Kevin Lee, Magnum Opus - kevin.lee@l2capm.com

For Binance: Steve Milton, Global VP Communications, Binance - pr@binance.com

Investor Contact

Ashley DeSimone ashley.desimone@icrinc.com